SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 15, 2010

 AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation Agreement

On April 15, 2010, AeroCentury Corp. (the "Company") entered into an Amendment to Credit Agreement ("Amendment") dated as of April 15, 2010, between and among the Company, PNC Bank, N.A.(as successor to National City Bank, N.A.), as agent ("PNC") and the other banks ("Banks") that are signatories to that certain Second Amended and Restated Credit Agreement, dated April 17, 2007, as amended to date (the "Credit Agreement"). Under the Amendment, the Company, PNC, and the Banks agreed to extend from April 15, 2010, to April 30, 2010, the maturity date of the loan made pursuant to the Credit Agreement.    A copy of the Amendment is filed as Exhibit 99 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document
99	Amendment to Credit Agreement, dated as of April 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 15, 2010

AEROCENTURY CORP
By: /s/ Toni M. Perazzo
Toni M. Perazzo
Sr. Vice President & Chief Financial Officer